INTANGIBLE ASSETS, NET (Details 1)	Mar. 31, 2024 USD ($)
INTANGIBLE ASSETS, NET
2025	$ 380,000
2026	380,000
2027	380,000
Thereafter	348,333
Total	$ 1,488,333